THE RIVERFRONT FUNDS

                    THE RIVERFRONT LARGE COMPANY SELECT FUND
                          THE RIVERFRONT BALANCED FUND
                    THE RIVERFRONT SMALL COMPANY SELECT FUND
                        THE RIVERFRONT INCOME EQUITY FUND
                   THE RIVERFRONT U.S. GOVERNMENT INCOME FUND
           THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND



     Supplement dated July 1, 1999, to Prospectus and Statement of Additional Information dated April 30, 1999

Provident Financial Group, Inc., the direct parent corporation of The Provident Bank (the "Former Adviser") and of Provident Investment Advisors, Inc., has determined to transfer all investment advisory functions within the Provident Financial Group, Inc. umbrella to Provident Investment Advisors, Inc., an investment adviser registered under the Investment Advisers Act of 1940. Accordingly, at the meeting of the Board of Trustees (the "Board") of The Riverfront Funds (the "Trust") held on May 21, 1999, the Board approved, effective July 1, 1999, a new investment advisory agreement (the "New Advisory Agreement") between the Trust and Provident Investment Advisors, Inc., and the termination of the existing investment advisory agreement between the Former Adviser and the Trust (the "Existing Advisory Agreement").

In connection with the approval of the New Advisory Agreement, the Former Adviser and Provident Investment Advisors, Inc., made certain representations regarding the transfer of the advisory functions to Provident Investment Advisors, Inc. to the effect that, upon inception of the New Advisory Agreement
(i) there would be no material change in the advisory relationship between the Trust and its investment adviser, (ii) the Existing Advisory Agreement and the New Advisory Agreement would be identical in all material respects, (iii) there would be no change in the employees providing services to the Trust as a result of the New Advisory Agreement, and (iv) there would be no reduction in the nature or level of the services provided to the Trust as a result of the New Advisory Agreement.

Accordingly, effective July 1, 1999, all references, in the Prospectus and Statement of Additional Information, to The Provident Bank as investment adviser to The Riverfront Funds shall be deemed to refer instead to Provident Investment Advisors, Inc.






         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
          THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE






CUSIPS   768709602
         768709701
         768709404
         768709800
         768709842
         768709834
         768709107
         768709867
         768709859
         768709305
         768709875
G02570-02  (7/99)